Talcott Resolution Life Insurance Company Separate Account Two
Huntington Director Outlook Series I/IR
Huntington Director Outlook Series II/IIR

Talcott Resolution Life Insurance Company Separate Account Three
Huntington Director M Outlook

Talcott Resolution Life Insurance Company Separate Account Seven
Huntington PRM Series II
Huntington PRM Series I
Huntington Leaders Series II
Huntington Leaders Series III
Huntington Leaders Outlook Series IIII
Huntington Leaders Outlook Series I/IR

Product Information Notice Dated May 17, 2021

The Board of Trustees of Mutual Fund and Variable Insurance Trust (the “Board”) have concluded that it is in the best interests of its shareholders that the Rational Trend Aggregation VA Fund (the “Fund”) cease operations. The Board has determined to close the Fund and redeem all outstanding shares on or about July 30, 2021, or earlier if all outstanding shares have been redeemed. Effective on or about June 16, 2021, the Fund will no longer pursue its stated investment objective. Effective on or about that date, the Fund will begin liquidating its portfolio and will invest in cash equivalents until all shares have been redeemed.

Effective on or about the close of business July 28, 2021, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades. Until the closing date, you may transfer your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective on the dates specified below:

•DCA, Asset Rebalancing and/or InvestEase® Programs: If you are enrolled in a DCA, Asset Rebalancing and/or InvestEase® Program that includes the Fund you may provide us alternative instructions prior to July 28, 2021. If you do not provide us alternative instructions prior to July 28, 2021, we will automatically update your DCA, Asset Rebalancing and/or InvestEase® Program to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account on or about the close of business on July 28, 2021;

•Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Fund, your income payments will continue to come out of the Fund until July 30, 2021. Upon the Fund’s liquidation, all Contract Value in the Fund will be automatically transferred to the Invesco V.I. Government Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account, unless you provide us alternative instructions prior to July 30, 2021;

•Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Allocation Model that includes the Fund, the model will be automatically updated on or about the close of business on July 28, 2021 to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us with new instructions at any time.

This Product Information Notice Should Be Retained For Future Reference.

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